                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------

              (As Amended and Restated Effective January 1, 1995)

                            McDermott, Will & Emery
                                    Chicago





                             C E R T I F I C A T E
                             ---------------------



          I, _________________________, ___________________ of Harris Trust
and Savings Bank, hereby certify that the attached document is a correct copy of Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris, as amended and restated effective January 1, 1995.

          Dated this ____ day of __________________, 19___.

                               TABLE OF CONTENTS
                               -----------------

                                                                 PAGE
                                                                 ----

SECTION l                                                        1
     Introduction                                                1
          Purpose                                                1
          Effective Date, Plan Year                              1
          Employers                                              1
          Administration of the Plan                             2
          Funding of Benefits                                    2
          Plan Supplements                                       3

 SECTION 2                                                       4
      Eligibility                                                4
          Participation                                          4
          Credited Service                                       6
          Notice of Participation                                6
          Controlled Group Member                                7
          Leased Employees                                       7

SECTION 3                                                        9
     Participant Contributions                                   9
          Participant 401(k) Contributions                       9
          Participant After-Tax Contributions                    9
          Payment of Participant Contributions                   9
          Variation, Discontinuance and Resumption
           of Participant Contributions                         10
          Earnings for Year Ending December 31, 1995            10
          Earnings for Years Ending After December 31, 1995     11
          Profit Sharing Earnings                               12
          Maximum Amount of Participant 401(k) Contributions    12
          Limitation on Participant 401(k) Contributions        12
          Highly Compensated Employee                           13

SECTION 4                                                       15
     Employer Contributions                                     15
          Employer Matching Contributions                       15
          Aggregate Employer Profit Sharing Contribution        15


                                                                         PAGE
                                                                         ----

          Individual Employer Profit Sharing Contribution                  15
          Limitations on Employer Contributions                            16
          Payment of Employer Contributions                                16
          Verification of Employer Contributions                           17
          No Interest in Employers                                         17

SECTION 5                                                                  19
     The Trust Fund and the Investment Funds                               19
          The Trust Fund                                                   19
          The Investment Funds                                             19
          Investment Fund Elections                                        20
          Investment Fund Transfers                                        20

SECTION 6                                                                  21
     Period of Participation                                               21
          Normal Retirement                                                21
          Settlement Date                                                  21
          Restricted Participation                                         22

SECTION 7                                                                  23
     Accounting                                                            23
          Separate Accounts                                                23
          Accounting Dates                                                 23
          When Employer Contributions Considered Made                      24
          Adjustment of Participants' Accounts                             24
          Allocation of Employer Contributions                             25
          Crediting of Participant Contributions                           25
          Charging Distributions                                           26
          Rollovers                                                        26
          Statement of Account                                             26
          Contribution Limitations                                         27
          Combined Benefit Limitations                                     27
          Limitation on Allocation of Contributions                        28
          Allocation of Earnings to Distributions of Excess Contributions  29
          Multiple Use of Alternative Limitation                           30

SECTION 8                                                                  31
     Withdrawals and Loans During Employment                               31
          Withdrawal of Participant Contributions                          31
          General Account Withdrawals                                      31

                                                                         PAGE
                                                                         ----

          Charging of Withdrawals                                          32
          Loans to Participants                                            32

SECTION 9                                                                  35
     Payment of Account Balances                                           35
          Nonforfeitability                                                35
          Manner of Distribution                                           35
          Commencement of Distributions                                    37
          Designation of Beneficiary                                       38
          Missing Participants or Beneficiaries                            40
          Facility of Payment                                              41
          Direct Transfer of Eligible Rollover Distributions               42
          Distribution to Alternate Payees                                 42

SECTION 10                                                                 43
     Absence and Reemployment                                              43
          Breaks in Service                                                43
          Resumption of Participation                                      43
          Leave of Absence                                                 44
          Maternity and Paternity Absence                                  44

SECTION 11                                                                 46
     The Benefits Administration Committee                                 46
          Membership                                                       46
          Committee's General Powers, Rights and Duties                    46
          Manner of Action                                                 48
          Interested Committee Member                                      48
          Resignation or Removal of Committee Members                      49
          Committee Expenses                                               49
          Information Required by Committee                                49
          Uniform Rules                                                    50
          Review of Benefit Determinations                                 50
          Committee's Decision Final                                       50

SECTION 12                                                                 52
     General Provisions                                                    52
          Additional Employers                                             52
          Action by Employers                                              52
          Waiver of Notice                                                 52
          Gender and Number                                                52

                                                                         PAGE
                                                                         ----

          Controlling Law                                                  53
          Employment Rights                                                53
          Litigation by Participants                                       53
          Interests Not Transferable                                       53
          Absence of Guaranty                                              54
          Evidence                                                         54

SECTION 13                                                                 55
     Amendment and Termination                                             55
          Amendment                                                        55
          Termination                                                      55
          Vesting and Distribution on Termination                          57
          Notice of Amendment or Termination                               57
          Plan Merger, Consolidation, etc.                                 57

Supplement A - Voluntary Life Insurance for Participants                  A-1
Supplement B - Special Rules for Top-Heavy Plans                          B-1
Supplement C - Money Purchase Pension Plan for Employees                  C-1
Supplement D - Deductible Deposits                                        D-1
Supplement E - Adoption by Argo State Bank                                E-1
Supplement F - Adoption by Roselle State Bank and Trust Company           F-1
Supplement G - Adoption by Harris Trust Company of New York               G-1
Supplement H - Adoption by Bank of Montreal                               H-1
Supplement I - Coverage of Former Employees of National
                Westminster Bank USA                                      I-1
Supplement J - Adoption by Derivitive Markets Management, Inc.            J-1
Supplement K - Adoption by Harris Bank Wilmette, N.A.                     K-1
Supplement L - Coverage of Former Employees of Marine
                Midland Bank, N.A.                                        L-1
Supplement M - Adoption by Harris Bank Barrington, N.A.                   M-1
Supplement N - Adoption by Harris Bank Libertyville                       N-1
Supplement O - Adoption by Harris Bank Hinsdale, N.A.                     O-1
Supplement P - Adoption by Harris Bank Batavia, N.A.                      P-1
Supplement Q - Adoption by Harris Bank Frankfort                          Q-1
Supplement R - Adoption by Harris Bank Naperville                         R-1
Supplement S - Adoption by Harris Bank St. Charles                        S-1
Supplement T - Adoption by Harris Bank Winnetka, N.A.                     T-1
Supplement U - Adoption by Harris Bank Glencoe-Northbrook, N.A.           U-1

                                                                         PAGE
                                                                         ----
Supplement V - Adoption by Harris Nesbitt Thomson
                Securities Inc.                                           V-1
Supplement W - Adoption by Suburban Banks                                 W-1

                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------

              (As Amended and Restated Effective January 1, 1995)


                                   SECTION l
                                   ---------
                                 Introduction
                                 ------------

          1.1. Purpose. Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "plan") is maintained by Harris Trust and Savings Bank (the "bank") and Harris Bankcorp, Inc. (the "company") to enable eligible employees to provide for their future security by accumulating funds and sharing in the contributions of their employer. The plan is intended to constitute a profit sharing plan which meets the requirements of Section 401(a) of the Internal Revenue Code.

          1.2. Effective Date, Plan Year. The plan was established as of January 1, 1916. The effective date of the amendment and restatement of the plan as set forth herein is January 1, 1995. A "plan year" is the 12-month period beginning on January 1 and ending on the next following December 31.

          1.3. Employers. Any subsidiary or affiliate of the company may adopt the plan with the bank's consent, as de-scribed in subsection 12.1. A "subsidiary" of the company is any corporation or national banking association more than 50% of the voting stock of which is owned, directly or indirectly, by the company. An "affiliate" of the company is any entity which owns more than 50 percent of the voting stock of the company, and any corporation or national banking association more than 50 percent of the voting stock of which is owned, directly or indirectly, by the owner or owners of more than 50 percent of the voting stock of the company. The company and any subsidiaries or affiliates of the company which adopt the plan are referred to below collectively as the "employers" and sometimes individually as an "employer".

          1.4. Administration of the Plan. The plan is administered by the Harris Benefits Administration Committee (the "committee"), as described in
Section 11. Participants will be notified of the identity of the members of the committee, and of any change in committee membership. Any notice or document required to be given to or filed with the committee will be properly given or filed if delivered or mailed, by certified mail, postage prepaid, to the committee, in care of the bank, at Chicago, Illinois.

          1.5. Funding of Benefits. Funds contributed under the plan are held and invested, until distribution, by a trustee (the "trustee") appointed by the bank, in accordance with the terms of a trust agreement between the company and the trustee which implements and forms a part of the plan. Copies of the plan and trust agreement, and any amendments thereto, will be on file at the principal office of each employer which adopts the plan where they may be examined by any participant or other person entitled to benefits under the plan. The provisions of and benefits under the plan are subject to the terms and provisions of the trust agreement.

          1.6. Plan Supplements. The provisions of the plan may be modified by supplements to the plan. The terms and provisions of each supplement are a part of the plan and supersede the provisions of the plan to the extent necessary to eliminate inconsistencies between the plan and the supplement.

                                   SECTION 2
                                   ---------
                                  Eligibility
                                  -----------

          2.1. Participation. Subject to the conditions and limitations of the plan, each employee of an employer who is a participant in the plan immediately preceding January 1, 1995 will continue as a participant on and after that date. Beginning January 1, 1995, each other employee of an employer will become a participant in the plan on the first entry date (as defined below) coincident with or next following the date he meets all of the following requirements:

          (a)  He is either:

               (i)  a citizen or resident of the United States of America; or

               (ii) a nonresident alien designated by the bank;

          (b)  He is either:

               (i)  a salaried employee (as defined below); or

               (ii) a regular hourly employee (as defined below);

          (c)  He is not a reserve force or work study employee;

          (d) He is not a member of a group of employees covered by a collective bargaining agree-ment unless and to the extent the plan has been and continues to be extended to such group by such agreement; and

          (e)  He has completed one year of credited service.

A "salaried employee" means an employee who receives a salary computed on an annual, monthly or semi-monthly basis. A "regular hourly employee" means an employee whose compensation is computed on an hourly basis and who either (i) is regularly scheduled to work 20 or more hours per week, or (ii) has completed 1,000 or more hours of service during any 12-month period commencing on his date of hire or any anniversary thereof. An "entry date" means the first day of each calendar quarter and, effective as of such date as may be established by the committee, the first day of each month. An "hour of service" means each hour for which an employee is directly or indirectly paid or entitled to payment by an employer or controlled group member for the performance of duties and for reasons other than the performance of duties (but no more than 501 hours for any single continuous period during which no duties are performed), including each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an employer or controlled group member, determined and credited in accordance with Department of Labor Reg. Sec. 2530.200b-2. If an employee who fails to meet the requirements of subparagraphs 2.1(a) through (d) above has satisfied the requirement of subparagraph 2.1(e) above as of an entry date, he will become a participant in the plan on the date he subsequently meets the requirements of subparagraphs 2.1(a) through (d). If an employee satisfies the requirements of subparagraphs 2.1(a) through (e) above as of his date of employment by an employer, he will become a participant in the plan as of that date.

          2.2. Credited Service. An employee's "credited service" means the total of his years of service computed in accordance with the following rules:

          (a) An employee shall be entitled to 1/12th of a year of credited service for each calendar month (or portion thereof) during which he is employed by an employer or controlled group member.

          (b) A period of concurrent employment with two or more employers or controlled group members will be considered as employment with only one of them during the period.

          (c) Termination of employment of an employee with one employer or a controlled group member will not interrupt his credited service for purposes of the plan, if concurrently with or immediately after such termination, he is employed by one or more other employers or controlled group members.

          (d) A period of unpaid leave of absence shall be considered a period of credited service unless the employee fails to return to active employment with the employer which granted the leave at the termination thereof for any reason except death or termination of employment at or after age 55 years, in which case the employee will be considered as having resigned from the employ of his employer on the first anniversary of the date his leave of absence began (or the date his leave of absence ended, if earlier).

          2.3. Notice of Participation. The committee will notify each employee of the date on which he becomes a participant in the plan and will furnish each participant and each beneficiary receiving benefits under the plan with a copy of a summary plan description.

          2.4.  Controlled Group Member.  A "controlled group member" means:

          (a) any corporation which is not an employer but is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code, determined without regard to Sections

               1563(a)(4) and 1563(e)(3)(C) thereof) which contains an employer; or

          (b) any trade or business (whether or not incorporated) which is not an employer but is under common control with an employer (within the meaning of Section 414(c) of the Internal Revenue Code).

          2.5. Leased Employees. A leased employee (as defined below) shall not be eligible to participate in the plan. A "leased employee" means any person who is not an employee of an employer, but who has provided services to an employer of a type which have historically (within the business field of the employers) been provided by employees, on a substantially full-time basis for a period of at least one year, pursuant to an agreement between an employer and a leasing organization. The period during which a leased employee performs services for an employer shall be taken into account for purposes of subsection
2.2 of the plan if such leased employee becomes an employee of an employer; unless (i) such leased employee is a participant in a money purchase pension plan maintained by the leasing organization which provides a non-integrated employer contribution rate of at least 10 percent of compensation, immediate participation for all employees and full and immediate vesting, and (ii) leased employees do not constitute more than 20 percent of the employers' nonhighly compensated workforce.

                                   SECTION 3
                                   ---------

                           Participant Contributions
                           -------------------------

          3.1. Participant 401(k) Contributions. Under the terms stated below, and subject to any limitations contained in the plan, a participant, if he so desires, may elect "401(k) contributions" under the plan for any plan year, beginning with the plan year in which he becomes a participant, in an amount not more than the maximum percentage of his earnings for that year established by the committee. Each election by a participant under this subsection must be filed with his employer at such time and in such way as the committee determines.

          3.2. Participant After-Tax Contributions. Under the terms stated below, and subject to any limitations contained in the plan, a participant, if he so desires, may elect to make "after-tax contributions" under the plan for any plan year, beginning with the plan year in which he becomes a participant, in an amount not more than the maximum percentage of his earnings for that year established by the committee. Each election by a participant under this subsection must be filed with his employer at such time and in such way as the committee determines.

          3.3. Payment of Participant Contributions. A participant's 401(k) contributions shall be made by his employer on behalf of the participant, and shall reduce the participant's compensation at the time of payment of such compensation. A participant's after-tax contributions shall be deducted by his employer from his compensation at the time of payment of such compensation. Amounts so deducted (or by which a participant's compensation has been so reduced) for any accounting period under the plan shall be paid to the trustee as soon as practicable thereafter, but no later than thirty days after the accounting date which ends that accounting period.

          3.4. Variation, Discontinuance and Resumption of Participant Contributions. A participant may elect to change his contribution rate (but not retroactively) within the limits specified above, to discontinue contributions or to resume contributions. Each such election by a participant shall be made at such time and in such manner as the committee shall deter-mine, and shall be effective only in accordance with such rules as shall be established from time to time by the committee.

          3.5. Earnings for Year Ending December 31, 1995. For the year ending December 31, 1995, a participant's "earnings" means the total compensation paid to the participant for services rendered to the employers while actively participating in the plan, before any reduction for 401(k) contributions he had elected under this Section 3 or payments made on his behalf under Cafeteria Plan of Bank of Montreal/Harris; but excluding departmental and similar incentive compensation, compensation in lieu of vacation, shift differential, moving allowance, expatriate payments, payments under the Bank's Managerial Participation Plan, compensation paid in a form other than cash, any other special payment, bonus award or commmission for or on account of specific items, and compensation for any year in excess of $150,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for that year).

          3.6. Earnings for Years Ending After December 31, 1995. Beginning January 1, 1996, a participant's "earnings" means the basic compensation paid to the participant for services rendered to the employers while actively participating in the plan, including overtime, shift differential, and amounts paid to the participant under the bank's Managerial Participation Plan and any business unit incentive compensation plan, before any reduction for 401(k) contributions he had elected under this Section 3 or payments made on his behalf under Cafeteria Plan of Bank of Montreal/Harris; but excluding compensation for any year in excess of $150,000, or such greater amount as may be determined by the Commissioner of Internal Revenue for that year. The aggregate amount paid under the bank's Managerial Participation Plan and business unit incentive compensation plans which is included in a participant's earnings for any year shall not exceed the greater of $100,000 or the annual rate of the participant's base salary as of January 1 of that year.

          3.7. Profit Sharing Earnings. A participant's "profit sharing earnings" for any year means that portion, if any, of his earnings for that year which is paid on or after the first day of the month next following his completion of two years of credited service.

          3.8. Maximum Amount of Participant 401(k) Contributions. In no event shall the amount of 401(k) contributions by a participant for any calendar year exceed $7,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for that calendar year). If, because of the foregoing limitation, a portion of the 401(k) contributions made by a participant may not be credited to his account for a calendar year, such portion (and the earnings thereon) shall be distributed to the participant by April 15 of the following calendar year.

          3.9. Limitation on Participant 401(k) Contributions. Notwithstanding the foregoing provisions of this Section 3, in no event shall the average deferral percentage (as defined below) for any plan year of the highly compensated employees (as defined in subsection 3.10) who are plan participants exceed the greater of:

          (a) the average deferral percentage of all other participants for such plan year multiplied by 1.25; or

          (b) the average deferral percentage of all other participants for such plan year multiplied by 2.0; provided that the average deferral percentage of such highly compensated employees does not exceed that of all other participants by more than 2 percentage points.

The "average deferral percentage" of a group of participants for a plan year means the average of the ratios (determined separately for each participant in such group) of: (i) the 401(k) contributions made by such participant for such plan year; to (ii) the participant's compensation (as defined in subsection 3.10) for such plan year. For purposes of this subsection 3.9, a participant means any employee who is eligible to make 401(k) contributions under the plan. The 401(k) contributions made by the highly compensated employees will be reduced (in the order of their contribution percentages beginning with the highest percentage) to the extent necessary to meet the requirements of this subsection 3.9. If, because of the foregoing limitations, a portion of the 401(k) contributions made by a highly compensated employee may not be credited to his account for a plan year, such portion (and the earnings thereon) shall be distributed to such employee within two and one-half months after the end of that plan year.

          3.10. Highly Compensated Employee. A "highly compensated employee" means any present or former employee who, during the current or immediately preceding plan year:

          (a)  was a 5 percent owner of an employer;

          (b) received annual compensation from the employers of more than $75,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for that year);

          (c) received annual compensation from the employers of more than $50,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for that year) and was in the top-paid 20% of the employees; or

          (d) was an officer of an employer receiving annual compensation greater than 50% of the limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code; provided, that for purposes of this subparagraph (d), no more than 50 employees of the employers (or if lesser, the greater of 3 employees or 10 percent of the employees) shall be treated as officers.

For purposes of subsections 3.9, 3.10 and 7.12, an employee's compensation means his total cash compensation for services rendered to the employers as an employee, determined in accordance with Section 415(c)(3) of the Internal Revenue Code and the regulations thereunder, but without regard to Sections 125 and 402(e)(3) of the Internal Revenue Code.

                                   SECTION 4
                                   ---------

                            Employer Contributions
                            ----------------------

          4.1. Employer Matching Contributions. For each calendar quarter (or such other period as the committee may establish), each employer will make a "matching contribution" to the trustee in an amount equal to 25 percent of the first 4 percent of the 401(k) contributions made during such period by those participants employed by it and entitled to share in the employer matching contribution for that period.

          4.2. Aggregate Employer Profit Sharing Contribution. For each plan year, the bank, in its discretion, may specify either the employers' aggregate profit sharing contribution to be made under the plan for that year or a definite basis or formula by which such aggregate profit sharing contribution can be determined within a reasonable time after the end of that plan year.

          4.3. Individual Employer Profit Sharing Contribution. For each plan year, each employer will contribute to the trustee that portion of the aggregate profit sharing contribution, if any, established by the bank for such plan year under subsection 4.2 which the profit sharing earnings paid by such employer during such plan year to participants employed by it and entitled to share in its profit sharing contribution for such year bears to the total of the profit sharing earnings paid by all employers during such plan year to participants entitled to share in the employers' profit sharing contributions for the year.

          4.4. Limitations on Employer Contributions. Each employer's total contribution for a plan year is conditioned on its deductibility under Section 404 of the Internal Revenue Code in that year, shall comply with the contribution limitations set forth in subsection 7.10 and the allocation limitations contained in subsection 7.12, and shall not exceed an amount equal to the maximum amount deductible on account thereof by the employer for that year for purposes of federal taxes on income.

          4.5. Payment of Employer Contributions. Each employer's profit sharing contribution under subsection 4.3 of the plan for any plan year shall be due on the last day of that plan year and, if not paid by the end of that year, shall be payable to the trustee as soon as practicable thereafter, without interest, but no later than the time prescribed by law for filing the employer's federal income tax return for such year, including extensions thereof. Each employer's matching contribution under subsection 4.1 of the plan for any period shall be due on the last day of that period and, if not paid by the end of that period, shall be payable as soon as practicable thereafter, without interest, but no later than thirty days after the end of the period.

          4.6. Verification of Employer Contributions. If for any reason the bank decides to verify the correctness of any amount or calculation relating to an employer's contribution for any plan year, the certificate of an independent accountant selected by the bank as to the correctness of any such amount or calculation shall be conclusive on all persons.

          4.7. No Interest in Employers. The employers shall have no right, title or interest in the trust fund, nor shall any part of the trust fund revert or be repaid to an employer, directly or indirectly, unless:

          (a) the Internal Revenue Service initially determines that the plan, as applied to such employer, does not meet the requirements of Section 401(a) of the Internal Revenue Code, in which event the contributions made to the plan by such employer shall be returned to it within one year after such adverse determination;

          (b) a contribution is made by such employer by mistake of fact and such contribution is returned to the employer within one year after payment to the trustee; or

          (c) a contribution conditioned on the deductibility thereof is disallowed as an expense for federal income tax purposes and such contribution (to the extent disallowed) is returned to the employer within one year after the disallowance of the deduction.

Contributions may be returned to an employer pursuant to subparagraph (a) above only if they are conditioned upon initial qualification of the plan, and an application for determination was made by the time prescribed by law for filing the employer's Federal income tax return for the taxable year in which the plan was adopted (or such later date as the Secretary of the Treasury may prescribe). The amount of any contribution that may be returned to an employer pursuant to subparagraph (b) or (c) above must be reduced by any portion thereof previously distributed from the trust fund and by any losses of the trust fund allocable thereto, and in no event may the re-turn of such contribution cause any participant's account balances to be less than the amount of such balances had the contribution not been made under the plan.

                                   SECTION 5
                                   ---------
                    The Trust Fund and the Investment Funds
                    ---------------------------------------

          5.1. The Trust Fund. The "trust fund" will consist of all money, stocks, bonds, securities and other property held or acquired by the trustee in accordance with the plan and the trust agreement.

          5.2. The Investment Funds. The trust fund shall consist of such investment funds as the committee shall determine from time to time. Pending investment, reinvestment or distribution as provided in the plan, the trustee may temporarily retain the assets of any one or more of the investment funds in cash, commercial paper, short-term obligations, or undivided interests or participations in common or collective short-term investment funds. Any investment fund may be partially or entirely invested in any common or commingled fund or in any group annuity, deposit administration or separate account contract issued by a legal reserve life insurance company which is invested generally in property of the kind specified for the investment fund. The committee, in its discretion, may direct the trustee to establish such investment funds or to terminate any of the investment funds as it shall from time to time consider appropriate and in the best interests of the participants. The funds established hereunder may be referred to collectively as the "investment funds" and individually as an "investment fund."

          5.3. Investment Fund Elections. A participant from time to time may elect one or more of the investment funds for the investment of all or a portion of his contributions and the employer contributions on his behalf. Each such election shall be made at such time, in such manner, and with respect to such investment funds as the committee shall determine, and shall be effective only in accordance with such rules as the committee shall establish. If a participant fails to make an election under this subsection 5.3, his contributions and his share of the employer contributions will be invested in such investment fund as shall be designated by the committee.

          5.4. Investment Fund Transfers. A participant may elect that all or a part of his interest in an investment fund shall be liquidated and the proceeds thereof transferred to one or more of the other investment funds. Each such election shall be made at such time, in such manner, and with respect to such investment funds as the committee shall determine, and shall be effective only in accordance with such rules as shall be established from time to time by the committee.

                                   SECTION 6
                                   ---------
                            Period of Participation
                            -----------------------

          6.1. Normal Retirement. A participant's "normal retirement date" will be the last day of the month in which he attains age sixty-five years (his "normal retirement age"). A participant's right to his account balances shall be nonforfeitable on and after his normal retirement age. A participant may be retired on or after his normal retirement date if:

          (a) He was employed by an employer in a bona fide executive or high policy-making position for the 2-year period immediately preceding his retirement date; and

          (b) He is then entitled to an immediate nonforfeitable retirement benefit from all pension and profit sharing plans of the employers (adjusted in accordance with rules and regulations issued by the Secretary of Labor) which is equivalent to an annual life annuity of at least $44,000.


          6.2. Settlement Date. A participant's "settlement date" will be the accounting date coincident with or next following the date on which his employment with all of the employers is terminated for any reason. If a participant is transferred from employment with an employer to employment with a controlled group member then, for the purpose of determining when his settlement date occurs under this subsection 6.2, his employment with such controlled group member (or any controlled group member to which he is subsequently transferred) shall be considered as employment with the employers.

          6.3. Restricted Participation. If (i) payment of all of a participant's account balances is not made at his settlement date; or (ii) a participant transfers to a controlled group member or no longer meets the requirements of subparagraphs 2.1(a) through (d); the participant or his beneficiary will be treated as a participant for all purposes of the plan, except as follows:

          (a) The participant will not share in employer contributions after his settlement date, or during any period he is either employed by a controlled group member or fails to meet the requirements of subparagraphs 2.1(a) through (d); except as provided in subsection 7.5.

          (b) The participant may not make contributions under Section 3 after his settlement date or during any period he is either employed by a controlled group member or fails to meet the requirements of subparagraphs 2.1 (a) through (d).

          (c) The beneficiary of a deceased participant cannot designate a beneficiary under subsection 9.4.

          (d) Neither the participant nor his beneficiary shall be permitted to approve or disapprove any amendment of the plan or the trust agreement.

If a participant whose participation in the plan is restricted for the reason specified in (ii) above subsequently is employed by an employer or meets the requirements of subparagraphs 2.1 (a) through (d), he will again become an active participant in the plan on the date he is reemployed or satisfies such requirements.

                                   SECTION 7
                                   ---------

                                  Accounting
                                  ----------

          7.1. Separate Accounts. The committee will maintain the following accounts in the name of each participant:

          (a) a "401(k) contribution account" which will reflect his 401(k) contributions, if any, under the plan, and the income, losses, appreciation and depreciation attributable thereto;

          (b) an "after-tax contribution account" which shall consist of two sub-accounts -- one to reflect his after-tax contributions, if any, made prior to January 1, 1987 and the income, losses, appreciation and depreciation attributable thereto, and the other to reflect his after-tax contributions, if any, made after December 31, 1986 and the income, losses, appreciation and depreciation attributable thereto; and

          (c) an "employer contribution account" which will reflect his share of employer contributions under the plan, and the income, losses, appreciation and depreciation attributable thereto.

The committee also may maintain such other accounts in the names of participants or otherwise as it considers advisable. Unless the context indicates otherwise, references in the plan to a participant's "account" or "accounts" means all accounts maintained in his name under the plan.

          7.2. Accounting Dates. A "regular accounting date" is the last day of any plan year. A "special accounting date" is each March 31, June 30 and September 30, any other date designated as such by the committee and a special accounting date occurring under subsection 13.3. The term "accounting date" includes both a regular accounting date and a special accounting date.

          7.3. When Employer Contributions Considered Made. For purposes of this Section 7, each employer's matching contributions for any accounting period under the plan will be considered to have been made on the last day of that period, and each employer's profit sharing contributions for any plan year will be considered to have been made on the last day of that year, regardless of when paid to the trustee.

          7.4. Adjustment of Participants' Accounts. As of each accounting date the committee shall:

          (a) First, charge to the proper accounts all payments or distributions made since the last preceding accounting date that have not been charged previously;

          (b) Next, credit participants' accounts with their pro rata share of any increase or charge such accounts with their pro rata share of any decrease in the value of the adjusted net worth (as defined below) of each investment fund in which such accounts have an interest as of that date;

          (c) Next, allocate and credit employer contributions, if any, that are to be credited as of that date in accordance with subsection 7.5; and

          (d) Finally, credit participant's contributions, if any, that are to be credited as of that date in accordance with subsection 7.6.

The "adjusted net worth" of an investment fund as at any date means the then net worth of such investment fund as determined by the trustee, less an amount equal to the sum of employer and participant contributions deposited in such fund but not yet allocated to the accounts of participants.

          7.5.  Allocation of Employer Contributions.  Subject to subsections
7.10 and 7.12, each employer's contributions to the plan will be allocated and credited to the accounts of participants as follows:

          (a) As of each accounting date, the employer's matching contribution for the period ending on that date shall be allocated and credited to the employer contribution accounts of those participants who were employed by that employer during that period, pro rata, according to the 401(k) contributions (up to 4%) made by them, respectively, during that period.

          (b) As of each regular accounting date, the employer's profit sharing contribution, if any, for the plan year ending on that date shall be allocated and credited to the employer contribution accounts of those participants who were employed by that employer during that year (excluding participants who terminated employment during the year before age 55 years for a reason other than death), pro rata, according to the profit sharing earnings (as defined in subsection 3.5) paid to them, respectively, by such employer during that plan year.


          7.6.  Crediting of Participant Contributions.  Subject to subsections
3.9 and 7.12, each participant's 401(k) contributions will be credited to his 401(k) contribution account, and each participant's after-tax contributions will be credited to his after-tax contribution account, as of the accounting date which ends the accounting period of the plan for which such contributions were made.

          7.7. Charging Distributions. All payments or distributions made to a participant or his beneficiary will be charged to the appropriate accounts of such participant.

          7.8. Rollovers. At the direction of the committee, and in accordance with such rules as the committee may establish from time to time, rollovers described in Section 402(c) of the Internal Revenue Code, rollover contributions described in Section 408(d)(3) of the Internal Revenue Code and benefits of an employee under another plan which meets the requirements of Section 401(a) of the Internal Revenue Code may be received by the trustee, and will be credited to an account established in the name of the employee. Any amount received by the trustee for an employee in accordance with the preceding sentence shall be adjusted from time to time in accordance with subparagraph 7.4(b) and shall be fully vested in the employee for whom it is held under the plan.

          7.9. Statement of Account. As soon as practicable after the last day of each plan year, each participant will be furnished with a statement reflecting the condition of his accounts in the trust fund as of that date. No participant, except one authorized by the committee, shall have the right to inspect the records reflecting the accounts of any other participant.

          7.10. Contribution Limitations. For each plan year, the annual addition (as defined below) to a participant's accounts under the plan shall not exceed the lesser of $30,000 (or, if greater, 1/4 of the dollar limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code for the calendar year which begins with or within that plan year) or 25 percent of the participant's Section 415 compensation (as defined below) during that plan year. The term "annual addition" for any plan year means the sum of the employer contributions, participant contributions and forfeitures credited to a participant's accounts for that year. Any participant contributions which cannot be allocated to a participant because of the foregoing limitations (and any gains attributable thereto) shall be returned to him. Any employer contributions which cannot be allocated to a participant because of the foregoing limitations shall be applied to reduce employer contributions in succeeding plan years, in order of time. A participant's "Section 415 compensation" means his total cash compensation for services rendered to the employers as an employee, determined in accordance with Section 415(c)(3) of the Internal Revenue Code and the regulations thereunder.

          7.11. Combined Benefit Limitations. If a participant in this plan also is a participant in a defined benefit plan maintained by an employer, the aggregate benefits payable to, or on account of, him under both plans will be determined in a manner consistent with Section 415 of the Internal Revenue Code and Section 1106 of the Tax Reform Act of 1986. Accordingly, there will be determined with respect to the participant a defined contribution plan fraction and a defined benefit plan fraction in accordance with said Sections 415 and 1106. The benefits provided for the participant under the defined benefit plan will be adjusted to the extent necessary so that the sum of such fractions determined with respect to the participant does not exceed 1.0.

          7.12. Limitation on Allocation of Contributions. Notwithstanding the foregoing provisions of this Section 7, in no event shall the contribution percentage (as defined below) of the highly compensated employees (as defined in subsection 3.10) who are plan participants for any plan year exceed the greater of:

          (a) the contribution percentage of all other participants for such plan year multiplied by 1.25; or

          (b) the contribution percentage of all other participants for such plan year multiplied by 2.0; provided that the contribution percentage of the highly compensated employees does not exceed that of all other participants by more than 2 percentage points.

The "contribution percentage" of a group of participants for a plan year means the average of the ratios (determined separately for each participant in such group) of: (i) the sum of employer matching contributions and participant after-tax contributions allocated to such participant for such plan year; to
(ii) the participant's compensation (as defined in subsection 3.10) for such plan year. For purposes of this subsection 7.12, a participant means any employee who is eligible to receive employer matching contributions or to make participant after-tax contributions under the plan. The employer matching contributions allocated to and participant after-tax contributions made by the highly compensated employees will be reduced (in the order of their contribution percentages beginning with the highest percentage) to the extent necessary to meet the requirements of this subsection 7.12. If, because of the foregoing limitations, a portion of the matching contributions allocated to or the after-tax contributions made by a highly compensated employee may not be credited to his account for a plan year, such portion (and the earnings thereon) shall be distributed to such employee within two and one-half months after the end of that plan year.

          7.13. Allocation of Earnings to Distributions of Excess Contributions. The earnings allocable to distributions of 401(k) contributions exceeding the limits of subsection 3.8, 401(k) contributions exceeding the limits of subsection 3.9 and after-tax contributions exceeding the limits of subsection 7.12 shall be determined by multiplying the earnings attributable to the participant's 401(k) and/or after-tax contributions for the year by a fraction, the numerator of which is the applicable excess amount, and the denominator of which is the balance in the appropriate account of the participant on the last day of such year reduced by gains (or increased by losses) attributable to such account for the year.

          7.14. Multiple Use of Alternative Limitation. In accordance with Treasury Regulation 1.401(m)-2(c), multiple use of the alternative limitation which occurs as a result of testing under the limitations described in subsections 3.9 and 7.12 will be corrected in the manner described in Treasury Regulation 1.401(m)-1(e). The term "alternative limitation" as used above means the alternative methods of compliance with Sections 401(k) and 401(m) of the Internal Revenue Code contained in Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) thereof, respectively.

                                   SECTION 8
                                   ---------

                    Withdrawals and Loans During Employment
                    ---------------------------------------

          8.1. Withdrawal of Participant Contributions. A participant may elect to withdraw all or any portion of the after-tax contributions then credited to his account. A participant who has attained age 59- 1/2 may elect to withdraw all or any portion of the balance then credited to his 401(k) contribution account. Each election by a participant under this subsection 8.1 shall be made at such time, in such manner, and in accordance with such rules as the committee shall establish. A former employee who terminated employment before attaining age 55 years may not make a withdrawal under this subsection.

          8.2. General Account Withdrawals. A participant may elect to withdraw any portion of his account (in excess of an amount equal to the rollover amounts received under subsection 7.8 or employer contributions paid to the trustee on his behalf within two years of the date payment is made to him). Each request for withdrawal by a participant under this subsection 8.2 shall be made at such time, in such manner, and in accordance with such rules as the committee shall establish.

Each such withdrawal shall be paid to the participant as soon as practicable after the date as of which it is effective after all plan accounting required on or before such withdrawal is completed. A former employee who terminated employment before attaining age 55 years may not make a withdrawal under this subsection. In no event may a participant withdraw any portion of the balance in his 401(k) contribution account under this subsection 8.2.

          8.3. Charging of Withdrawals. All withdrawals by a participant under subsection 8.1 or 8.2 shall be charged to the interest of the participant's account in the investment funds on a proportionate basis. Any withdrawal by a participant under subsection 8.2 shall be deemed to apply first to his after-tax contributions, and then to employer contributions and trust fund earnings allocated to his account. In determining the amount any participant may withdraw hereunder, any unpaid loan or loans theretofore made to the participant as permitted under subsection 8.4 shall be taken into account.

          8.4. Loans to Participants. While it is the primary purpose of the plan to accumulate funds for the participants when they retire, it is recognized that under some circumstances it is in the best interests of participants to permit loans to be made to them while they continue in the active service of the employers. Accordingly, the committee, pursuant to such rules as it may from time to time establish, and upon written application by a participant supported by such evidence as the committee requests, may direct the trustee to make a loan from the trust fund to a participant subject to the following:

          (a) The principal amount of any loan made to a participant, when added to the outstanding balance of all other loans made to the participant from all qualified plans maintained by the employers, shall not exceed the lesser of:

               (i) $50,000, reduced by the excess (if any) of the highest outstanding balance during the one-year period ending immediately preceding the date of the loan, over the outstanding balance on the date of the loan, of all such loans from all such plans; or

               (ii) one-half of the participant's vested account balances under the plan.

          (b) Each loan must be evidenced by a written note in a form approved by the committee, shall bear interest at a reasonable rate, and shall require substantially level amor-tization (with payments at least quarterly) over the term of the loan.

          (c) Each loan shall specify a repayment period that shall not extend beyond five years.

          (d) A participant may not borrow any employer contributions paid to the trustee on his behalf within two years of the date the loan is made.

          (e) A participant may not borrow any portion of the balance in his Supplement D account or, unless authorized by the committee, his 401(k) contribution account.

If a participant fails to make a loan payment (including interest) when due, the amount of such payment shall be charged to the participant's account in accordance with subparagraph 7.4(a) as though it were a distribution from the plan. If on a participant's settlement date, any loan or portion of a loan made to him under the plan, together with the accrued interest thereon, remains unpaid, the total of the unpaid balance and accrued interest will be considered as a payment to the participant as of his settlement date for purposes of the plan, and will be charged to the participant's account balance as otherwise adjusted as of that date.

                                   SECTION 9
                                   ---------

                          Payment of Account Balances
                          ---------------------------

          9.1. Nonforfeitability. A participant's right to his account balances shall be fully vested and nonforfeitable at all times.

          9.2. Manner of Distribution. Subject to the conditions set forth below, after each participant's settlement date, distribution of the net credit balances in the participant's accounts as at his settlement date (after all adjustments required under the plan as of that date have been made) will be made to or for the benefit of the participant, or in the case of his death to or for the benefit of his beneficiary, by either or both of the following methods:

          (a)  By payment in a lump sum.

          (b) Beginning on his required commencement date (as defined in subsection 9.3), by payment in a series of annual or more frequent installments over a period not exceeding the life expectancy of the participant or the joint life expectancy of the participant and his designated beneficiary; provided that, if such beneficiary is not the participant's spouse and is more than 10 years younger than the participant, the installments shall be paid over a period not exceeding the joint life expectancy of the participant and a beneficiary 10 years younger than the participant. Each installment distribution to a participant or his beneficiary in accordance with this subparagraph 9.2(b) shall be made as of an accounting date and shall be charged to the participant's account as of such accounting date after all other required adjustments have been made.

The life expectancy of a participant, his spouse or his designated beneficiary shall be determined by use of the expected return multiples contained in the regulations under Section 72 of the Internal Revenue Code. The life expectancy of the participant and his spouse shall not be recalculated annually. If a participant dies after his required commencement date (as defined in subsection 9.3), the remaining portion of his benefits must be distributed over a period not exceeding the period over which payments were being made to the participant. If a participant dies before his required commencement date, his benefits must be distributed over a period not exceeding the greatest of: (i) five years from the death of the participant; (ii) in the case of payments to a designated beneficiary other than the participant's spouse, the life expectancy of such beneficiary, provided payments begin within one year of the participant's death; or (iii) in the case of payments to the participant's spouse, the life expectancy of such spouse, provided payments begin by the date the participant would have attained age 70-1/2. If a participant's settlement date occurs because of resignation or dismissal prior to attaining age 55 years, the balance in his account as at his settlement date (after all adjustments required under the plan as of that date have been made) shall be distributed to the participant as soon as practicable thereafter (subject to the provisions of subsection 9.3) by payment in a lump sum. In all other cases, a participant may select, in accordance with such rules as the committee may establish, the method of distributing his benefits to him; a participant, if he so desires, may direct how his benefits are to be paid to his beneficiary; and the committee shall select the method of distributing the participant's benefits to his beneficiary if the participant has not filed a direction with the committee. The trustee may make distributions in cash or property, or partly in each, provided property is distributed at its fair market value as at the date of distribution as determined by the trustee. All distributions under the plan shall comply with the requirements of Sec-tion 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

          9.3. Commencement of Distributions. Except as provided below in this subsection, payment of a participant's benefits will be made (or installment payments will commence) within a reasonable time after his settlement date, but not later than 60 days after (a) the end of the plan year in which his settlement date occurs, or (b) such later date on which the amount of the payment can be ascertained by the committee. If a participant's account balances exceed $3,500, distributions may not be made to the participant before age 65 without his consent. Distribution of a participant's benefits shall be made (or installment payments shall commence) by April 1 of the calendar year next following the calendar year in which the participant attains age 70-1/2 (his "required commencement date"). If a participant's account balance determined at the time of a distribution exceeds $3,500, then, for purposes of this subsection 9.3, the account balance at any subsequent time shall be deemed to exceed $3,500.

          9.4. Designation of Beneficiary. Each participant from time to time, by signing a form furnished by the committee, may designate any person or persons (who may be designated concurrently, contingently or successively) to whom his benefits are to be paid if he dies before he receives all of his benefits. A beneficiary designation form will be effective only when the form is filed with the committee while the participant is alive and will cancel all beneficiary designation forms previously filed with the committee. If a participant designates someone other than (or in addition to) his spouse as his primary beneficiary, his spouse must consent in writing to the designation.
Such a consent will be effective only if it acknowledges the specific beneficiary and the effect of the beneficiary designation, is witnessed by a plan representative or a notary public, and may not be changed without further spousal consent (unless the consent expressly permits subsequent beneficiary designations without spousal consent). If a participant designates someone other than (or in addition to) his spouse as his primary beneficiary, and his spouse does not (or cannot) consent and is living at his death, the participant's beneficiary designation shall be ineffective, and his benefits shall be distributed to his spouse. If a deceased participant failed to designate a beneficiary as provided above, or if all of the designated beneficiaries die before the participant, the participant's benefits shall be distributed to his spouse or, if there is none, the committee, in its discretion, may direct the trustee to pay the participant's benefits as follows:

          (a) To or for the benefit of any one or more of the participant's relatives by blood, adoption or marriage who are living at his death, and in such proportions as the committee determines; or

          (b) To the legal representative or representatives of the estate of the participant.

If a beneficiary who is living at the participant's death dies before complete payment of the participant's benefits, the participant's benefits shall be distributed to the legal representative or representatives of the estate of such beneficiary. The term "designated beneficiary" as used in the plan means the person or persons (including a trustee or other legal representative acting in a fiduciary capacity) designated by a participant as his beneficiary in the last effective beneficiary designation form filed with the committee under this subsection and to whom a deceased participant's benefits are payable under the plan. The term "beneficiary" as used in the plan means the natural or legal person or persons to whom a deceased participant's benefits are payable under this subsection. The term "spouse" as used in this subsection means the spouse to whom the participant was married at the earlier of the date of his death or the date payment of his benefits commenced, and who is living at the date of the participant's death.

          9.5. Missing Participants or Beneficiaries. Each participant and each designated beneficiary must file with the committee from time to time in writing his post office address and each change of post office address. Any communication, statement or notice addressed to a participant or beneficiary at his last post office address filed with the committee, or if no address is filed with the committee then, in the case of a participant, at his last post office address as shown on the employers' records, will be binding on the participant and his beneficiary for all purposes of the plan. Neither the employers nor the committee will be required to search for or locate a participant or beneficiary. If the committee notifies a participant or beneficiary that he is entitled to a payment and also notifies him of the provisions of this subsection, and the participant or beneficiary fails to claim his benefits or make his whereabouts known to the committee within three years after the notification, the benefits of the participant or beneficiary will be disposed of, to the extent permitted by applicable law, as follows:

          (a) If the whereabouts of the participant then is unknown to the committee but the whereabouts of the participant's spouse then is known to the committee, payment will be made to the spouse;

          (b) If the whereabouts of the participant and his spouse, if any, then is unknown to the committee but the whereabouts of the participant's designated beneficiary then is known to the committee, payment will be made to the designated beneficiary;

          (c) If the whereabouts of the participant, his spouse and the participant's designated beneficiary then is unknown to the committee but the whereabouts of one or more relatives by blood, adoption or marriage of the participant is known to the committee, the committee may direct the trustee to pay the participant's benefits to one or more of such relatives and in such proportions as the committee decides; or

          (d) If the whereabouts of such relatives and the participant's designated beneficiary then is unknown to the committee, the benefits of such participant or beneficiary will be disposed of in an equitable manner permitted by law under rules adopted by the committee.


          9.6. Facility of Payment. When a person entitled to benefits under the plan is under legal disability, or, in the committee's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, the committee may direct the trustee to pay the benefits to such person's legal representative, or to a relative or friend of such person for such person's benefit, or the committee may direct the application of such benefits for the benefit of such person. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the plan.

          9.7. Direct Transfer of Eligible Rollover Distributions. If payment of a participant's benefits constitutes an eligible rollover distribution under
Section 402(c)(4) of the Internal Revenue Code, then the participant or other eligible distributee may elect to have such distribution paid directly to an eligible retirement plan described in Section 402(c)(8)(B) of the Internal Revenue Code. Each election under this subsection 9.7 shall be made at such time and in such manner as the committee shall determine, and shall be effective only in accordance with such rules as shall be established from time to time by the committee.

          9.8. Distribution to Alternate Payees. If a qualified domestic relations order so provides, the committee shall direct the trustee to distribute benefits to an alternate payee as of an accounting date specified in such qualified domestic relations order, without regard to whether such distribution is made or commences prior to the participant's earliest retirement age (as defined in Section 414(p)(4)(B) of the Internal Revenue Code) or the earliest date that the participant could commence receiving benefits under the plan.

                                  SECTION 10
                                  ----------

                           Absence and Reemployment
                           ------------------------

          10.1. Breaks in Service. If an employee's employment with an employer or controlled group member should terminate and such employee is subsequently reemployed by an employer or controlled group member and meets the requirements of subparagraphs 2.1(a) through (d), the following shall apply:

          (a) If an employee is reemployed before he has a one year break in service (as defined below), his participation in the plan will be immediately reinstated upon reemployment, the credited service to which he was entitled at the time of termination shall also be reinstated, and for purposes of subparagraph 2.2(a) the period of his employment termination (but not to exceed 12 months) shall be taken into account in determining his credited service.

          (b) An employee shall incur a "one year break in service" if he is not in the employ of one or more employers or controlled group members for a period of 12 consecutive months following his termination of employment with the employers and controlled group members.


          10.2. Resumption of Participation. If a participant's employment with all of the employers should terminate and such participant is subsequently reemployed by an employer, he shall again become a participant as of his date of rehire if he then meets the requirements of subparagraphs 2.1(a) through (d), and the years of credited service to which he was then entitled shall be reinstated. If an employee who is not participating in the plan should terminate employment and then subsequently be reemployed by an employer, his eligibility for participation shall be determined in accordance with subsection 2.1, and he shall become a participant as of his date of rehire if he then meets the requirements of subparagraphs 2.1(a) through (d) and had met the requirement of subparagraph 2.1(e) prior to his termination.

          10.3. Leave of Absence. A leave of absence will not interrupt continuity of service or participation in the plan. A "leave of absence" for plan purposes means an absence from work which is not treated by the employers as a termination of employment or which is required by law to be treated as a leave of absence. Leaves of absence will be granted under employer rules applied uniformly to all employees similarly situated.

          10.4. Maternity and Paternity Absence. In the case of a maternity or paternity absence (as defined below), the one year periods beginning on the first day of such absence and the first anniversary thereof shall not constitute a one-year break in service. A "maternity or paternity absence" means an employee's absence from work because of the pregnancy of the employee or birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee, or for purposes of caring for the child immediately following such birth or placement. The committee may require the employee to furnish such information as the committee considers necessary to establish that the employee's absence was for one of the reasons specified above.

                                  SECTION 11
                                  ----------

                     The Benefits Administration Committee
                     -------------------------------------

          11.1. Membership. The Harris Benefits Administration Committee consisting of seven persons has been appointed by the bank as "plan administrator" to administer the plan on behalf of the bank. Additional members may be appointed to the committee by the bank in its discretion. The Secretary of the bank shall certify to the trustee from time to time each member of the committee, the person who is designated by the bank as the Chairperson of the committee and the person who is selected as Secretary of the committee.

          11.2. Committee's General Powers, Rights and Duties. Except as otherwise specifically provided and in addition to the powers, rights and duties specifically given to the committee elsewhere in the plan and the trust agreement, the committee shall have the following discretionary powers, rights and duties:

          (a) To select a secretary, if it believes it advisable, who may but need not be a committee member.

          (b) To construe and interpret the provisions of the plan and make factual determinations thereunder, including the power to determine the rights or eligibility of employees or participants and any other persons, and the amounts of their benefits under the plan, and to remedy ambiguities, inconsistencies or omissions, and such determinations shall be binding on all parties.

          (c) To adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the plan and as are consistent with the plan and trust agreement.

          (d) To enforce the plan in accordance with the terms of the plan and the trust agreement and the rules and regulations adopted by the committee as above.

          (e) To direct the trustee as respects payments or distributions from the trust fund in accordance with the provisions of the plan.

          (f) To direct the trustee to receive funds or other property in accordance with the provisions of the plan and trust agreement.

          (g) To direct the trustee to establish additional investment funds or to terminate any of the investment funds as it shall from time to time consider appropriate and in the best interests of the participants in the plan.

          (h) To furnish the employers with such information as may be required by them for tax or other purposes in connection with the plan.

          (i) To maintain and adjust participants' accounts in accordance with the provisions of the plan and trust agreement.

          (j) To select and employ agents, attorneys, accountants or other persons (who also may be employed by the employers) and to allocate or delegate to them such powers, rights and duties as the committee may consider necessary or advisable to properly carry out administration of the plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants or other persons, shall be in writing.

          (k)  To review and recommend plan modifications and improvements.

          (l) To supervise and direct the preparation and distribution of employee communications and reports regarding the plan.


          11.3. Manner of Action. The following provisions apply where the context admits:

          (a) A committee member by writing may delegate any or all of his rights, powers, duties and discretions to any other member, with the consent of the latter.

          (b) The committee members may act by meeting or by writing signed without meeting, and may sign any document by signing one document or concurrent documents.

          (c) An action or a decision of a majority of the members of the committee as to a matter shall be as effective as if taken or made by all members of the committee.

          (d) If, because of the number qualified to act, there is an even division of opinion among the committee members as to a matter, a disinterested party selected by the committee shall decide the matter and his decision shall control.

          (e) Except as otherwise provided by law, no member of the committee shall be liable or responsible for an act or omission of the other committee members in which the former has not concurred.

          (f) The certificate of the Chairperson or of the Secretary of the committee or of a majority of the committee members that the committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.


          11.4. Interested Committee Member. If a member of the committee is also a participant in the plan, he may not decide or determine any matter or question concerning distributions of any kind to be made to him or the nature or mode of settlement of his benefits unless such decision or determination could be made by him under the plan if he were not serving on the committee.

          11.5. Resignation or Removal of Committee Members. A member of the committee may be removed by the bank at any time by ten days' prior written notice to him and the other members of the committee. A member of the committee may resign at any time by giving ten days' prior written notice to the bank and the other members of the committee. The bank may fill any vacancy in the membership of the committee; provided, however, that if a vacancy reduces the membership of the committee to less than five, such vacancy shall be filled as soon as practicable. The bank shall give prompt written notice thereof to the other members of the committee. Until any such vacancy is filled, the remaining members may exercise all of the powers, rights and duties conferred on the committee.

          11.6. Committee Expenses. All costs, charges and expenses reasonably incurred by the committee will be paid by the employers in such proportions as the bank may direct. No compensation will be paid to a committee member as such.

          11.7. Information Required by Committee. Each person entitled to benefits under the plan shall furnish the committee with such documents, evidence, data or information as the committee considers necessary or desirable for the purpose of administering the plan. The employers shall furnish the committee with such data and information as the committee may deem necessary or desirable in order to administer the plan.

The records of the employers as to an employee's or participant's period of employment, termination of employment and the reason therefor, leave of absence, reemployment and earnings will be conclusive on all persons unless determined to the committee's satisfaction to be incorrect.

          11.8. Uniform Rules. The committee shall administer the plan on a reasonable and nondiscriminatory basis and shall apply uniform rules to all persons similarly situated.

          11.9. Review of Benefit Determinations. The committee will provide notice in writing to any participant or beneficiary whose claim for benefits under the plan is denied and the committee shall afford such participant or beneficiary a full and fair review of its decision if so requested.

          11.10. Committee's Decision Final. Subject to applicable law, any interpretation of the provisions of the plan and any decisions on any matter within the discretion of the committee made by the committee in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the committee shall make such adjustment on account thereof as it considers equitable and practicable.

                                  SECTION 12
                                  ----------

                              General Provisions
                              ------------------

          12.1. Additional Employers. Any subsidiary or affiliate of the company may adopt the plan and become a party to the trust agreement by:

          (a) Filing with the trustee a written instrument executed by an officer to that effect; and

          (b) Filing with the trustee a written instrument executed by an officer of the bank consenting to such action.

A subsidiary or affiliate of the company may, with the consent of the bank, provide in the instrument by which it adopts the plan that only certain groups or classifications of its employees shall be included, and be considered as employees, under the plan.

          12.2. Action by Employers. Any action required or permitted to be taken by an employer under the plan shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.

          12.3. Waiver of Notice. Any notice required under the plan may be waived by the person entitled to such notice.

          12.4. Gender and Number. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.

          12.5. Controlling Law. Except to the extent superseded by laws of the United States, the laws of Illinois shall be controlling in all matters relating to the plan.

          12.6. Employment Rights. The plan does not constitute a contract of employment, and participation in the plan will not give any employee the right to be retained in the employ of an employer, nor any right or claim to any benefit under the plan, unless such right or claim has specifically accrued under the terms of the plan.

          12.7. Litigation by Participants. If a legal action begun against the trustee, an employer or the committee or any member thereof by or on behalf of any person results adversely to that person, or if a legal action arises because of con-flicting claims to a participant's or other person's benefits, the cost to the trustee, the employers or the committee or any member thereof of defending the action will be charged to the extent permitted by law to the sums, if any, which were involved in the action or were payable to the person concerned.

          12.8. Interests Not Transferable. The interests of persons entitled to benefits under the plan are not subject to their debts or other obligations and, except as may be required by the tax withholding provisions of the Internal Revenue Code or any state's income tax act or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code, may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered.

          12.9. Absence of Guaranty. Neither the committee nor the employers in any way guarantee the trust fund from loss or depreciation. The liability of the trustee or the committee to make any payment under the plan will be limited to the assets held by the trustee which are available for that purpose.

          12.10. Evidence. Evidence required of anyone under the plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                  SECTION 13
                                  ----------

                           Amendment and Termination
                           -------------------------

          13.1. Amendment. While the employers expect and intend to continue the plan, the bank reserves the right to amend the plan (in accordance with the procedures set forth in subsection 12.2) from time to time, except as follows:

          (a) The duties and liabilities of the committee cannot be changed substantially without its consent;

          (b) No amendment shall reduce the value of a participant's benefits to less than the amount he would be entitled to receive if he had resigned from the employ of all of the employers on the date of the amendment;

          (c) Except as provided in subsection 4.7, under no condition shall an amendment result in the return or repayment to any employer of any part of the trust fund or the income from it or result in the distribution of the trust fund for the benefit of anyone other than persons entitled to benefits under the plan; and

          (d) No amendment to change the method of allocating any employer's contributions to participants' accounts, require a change in the vesting or distribution provisions or reduce amounts then credited to participants' accounts shall be effective as applied to the bank unless and until approved by employee-participants employed by the bank and representing not less than fifty-one percent of the total amount contributed by the bank and allocated to the accounts of employee-participants employed by the bank on the last day of the preceding calendar year.


          13.2. Termination. The plan will terminate as to all employers on any date specified by the company (in accordance with the procedures set forth in subsection 10.2) if thirty days' advance written notice of the termination is given to the committee, the trustee and the other employers. The plan will terminate as to an individual employer on the first to occur of the following:

          (a) The date it is terminated by that employer (in accordance with the procedures set forth in subsection 10.2) if 30 days' advance written notice of the termination is given to the committee, the trustee and the other employers.

          (b) The date that employer is judicially declared bankrupt or insolvent.

          (c) The date that employer completely discontinues its contributions under the plan.

          (d) The dissolution, merger, consolidation or reorganization of that employer, or the sale by that employer of all or substantially all of its assets, except that:

               (i) in any such event arrangements may be made with the consent of the company whereby the plan will be continued by any successor to that employer or any purchaser of all or substantially all of its assets, in which case the successor or purchaser will be substituted for that employer under the plan and the trust agreement; and

               (ii) if an employer is merged, dissolved, or in any other way reorganized into, or consolidated with, any other employer, the plan as applied to the former employer will automatically continue in effect without a termination thereof.


          13.3. Vesting and Distribution on Termination. On termination or partial termination of the plan, the date of termination will be a "special accounting date" and, after all adjustments then required have been made, each affected participant's benefits will be nonforfeitable and will be distributable to the participant or his beneficiary in accordance with the provisions of
Section 9.

          13.4. Notice of Amendment or Termination. Participants will be notified of an amendment or termination of the plan within a reasonable time.

          13.5. Plan Merger, Consolidation, etc. In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each participant's benefits if the plan terminated immediately after such merger, consolidation or transfer shall be equal to or greater than the benefits he would have been entitled to receive if the plan had terminated immediately before the merger, consolidation or transfer.

                                 SUPPLEMENT A
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                   Voluntary Life Insurance for Participants
                   -----------------------------------------



          A-1. Elections. Subject to the conditions and limitations set forth below in this Supplement A, a Participant may elect to have part of his account balance invested in one or more permanent life insurance policies issued on the life of the Participant, his spouse and/or his children and held by the Trustee. A Participant may elect to discontinue premium payments on any such policy, or to have any such policy surrendered for cash and the cash proceeds thereof credited to his account. Unless waived by the Committee, each election by a Participant under this paragraph A-1 must be in writing and filed with the Committee at such time, in such manner, and in accordance with such rules as the Committee shall establish. Each life insurance policy purchased on the life of the Participant, his spouse and/or his children shall be issued by such insurance company, and shall contain such provisions, as the Committee may determine. Notwithstanding the foregoing, participants are no longer permitted to purchase life insurance policies under the plan.


          A-2. Premium Payments. The following rules shall apply with respect to any premium payments on life insurance policies purchased under this Supplement A:

          (a) The Trustee shall not make any premium payment if it exceeds an amount equal to that portion of the Participant's account balance which he would be entitled to receive (after any charges required under the Plan) if his termination occurred on the premium payment date.

          (b) Except as provided in subparagraph (c) below, any premium payment made by the Trustee on a life insurance policy for or on behalf of a Participant will be limited so that the total amount of such premium payment and the aggregate of such premium payments theretofore made by the Trustee for or on behalf of the Participant will be less than an amount equal to the sum of: (i) the total unwithdrawn contributions made by the Participant under the Plan (other than contributions made under Supplement C and D); and (ii) 25% of the total of the Employer contributions and Forfeitures theretofore credited to the Participant's account under the Plan.

          (c) The limitations contained in subparagraph (b) above shall not apply if the premium payment will not reduce the Participant's account balance to less than an amount equal to the Employer contributions credited to the Participant's account in the 24-month period ending on the premium payment date.


          A-3. Accounting. Premium payments made by the Trustee in accordance with an election under paragraph A-1 will be charged in accordance with subparagraph 7.4(a) of the Plan to the respective accounts of the Participants as of the first day of the valuation period during which the premium payment is made; provided, however, that if at a Participant's termination date premium payments have been made by the Trustee but not charged to the Participant's account, the such premium payments shall be charged to the Participant's account before any other adjustments required under the Plan as of that date.


          A-4. Manner of Distributing Life Insurance Benefits. Subject to the provisions of subsection 9.3 of the Plan, after each Participant's termination date any life insurance policy issued on the life of the Participant, his spouse and/or his children and held by the Trustee shall be assigned to the Participant. In the event of the death of the insured under such a policy, the policy may be assigned to the beneficiary thereunder, or the proceeds thereof may be paid to such beneficiary or, if the Trustee is the beneficiary, credited to the Participant's account.

                                 SUPPLEMENT B
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                       Special Rules for Top-Heavy Plans
                       ---------------------------------



          B-1. Purpose and Effect. The purpose of this Supplement B is to comply with the requirements of Section 416 of the Internal Revenue Code of 1954. The provisions of this Supplement B shall be effective for each plan year beginning after December 31, 1983 in which the Plan is a "top-heavy plan" within the meaning of Section 416(g) of the Internal Revenue Code.


          B-2. Top-Heavy Plan. In general, the Plan will be a top-heavy plan for any plan year if, as of the last day of the preceding plan year (the "determination date"), the aggregate account balances of Participants who are key employees (as defined in Section 416(i)(1) of the Internal Revenue Code) exceed 60 percent of the aggregate account balances of all Participants. In making the foregoing determination, the following special rules shall apply:

          (a) A Participant's account balances shall be increased by the aggregate distributions, if any, made with respect to the Participant during the 5-year period ending on the determination date.

          (b) The account balances of a Participant who was previously a key employee, but who is no longer a key employee, shall be disregarded.

          (c) The accounts of a beneficiary of a Participant shall be considered accounts of the Participant.

          (d) The account balances of a Participant who did not perform any services for an Employer during the 5-year period ending on the determination date shall be disregarded.


          B-3. Key Employee. In general, a "key employee" is an Employee who, at any time during the 5-year period ending on the determination date, is:

          (a) an officer of an Employer receiving annual compensation greater than 50% of the limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code; provided, that for purposes of this subparagraph (a), no more than 50 Employees of the Employers (or if lesser, the greater of 3 Employees or 10 percent of the Employees) shall be treated as officers.

          (b) one of the ten Employees receiving annual compensation from the Employers of more than the limitation in effect under Section 415(c)(1)(A) of the Internal Revenue Code and owning both more than a 1/2 percent interest and the largest interests in the Employers;

          (c)  a 5 percent owner of an Employer; or

          (d) a 1 percent owner of an Employer receiving annual compensation from the Employers of more than $150,000.


          B-4. Minimum Employer Contribution. For any plan year in which the Plan is a top-heavy plan, the Employer contribution credited to each Participant who is not a key employee shall not be less than 3 percent of such Participant's compensation for that year. In no event, however, shall the Employer contribution credited in any year to a Participant who

                                 SUPPLEMENT C
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                   Money Purchase Pension Plan for Employees
                   -----------------------------------------



          C-1. Purpose. The purpose of this Supplement C is to establish a money purchase pension plan to allow certain Employees of the Employers who are not Participants in the Plan to make voluntary contributions under this Supplement C.


          C-2. Effective Date. The effective date of this Supplement C is January 1, 1981. This Supplement C shall cease to be effective after December 31, 1994.


          C-3. Participation. Each Employee of an Employer who is a Participant in this Supplement C (a "Supplement C Participant") on January 1, 1982 will continue as a Supplement C Participant, subject to the provisions of paragraph C-11 below, after that date. Each other Employee of an Employer who is not a Participant in the Plan shall become a Supplement C Participant on the last day of the month, beginning January 31, 1982, coincident with or next following the date he meets all of the following requirements:

          (a) He is either a citizen or resident of the United States of America;

          (b) His salary from his Employer is computed on an annual, monthly or semi-monthly basis; and

          (c)  He has completed one year of credited service.

          C-4. Amount of Contributions. Under the terms stated below, and subject to any limitations contained in the Plan or this Supplement C, a Supplement C Participant, if he so desires, may elect to make contributions under this Supplement C for any calendar year, beginning with the later of the calendar year ending December 31, 1981 or the calendar year in which he becomes a Supplement C Participant, in an amount not more than ten percent of his compensation (as defined in subsection 3.2 of the Plan) for that year. Each such election by a Supplement C Participant under this paragraph C-4 must be in writing and filed with his Employer at such time and in such way as the Committee determines, and shall be deemed to be an irrevocable designation that such contributions are not to be treated as "qualified voluntary employee contributions" under Section 219 of the Internal Revenue Code of 1954.


          C-5. Changes in Contributions. A Supplement C Participant may elect to vary his contributions under this Supplement C within the limits specified in paragraph C-4, or he may elect to discontinue such contributions effective as of the beginning of any pay period. If a Supplement C Participant discontinues his contributions, he may resume such contributions only as of a date specified for that purpose by the Committee. Each such election shall be made at such time, in such manner, and in accordance with such rules as the Committee shall establish.


          C-6. Payment of Contributions. A Supplement C Participant's contributions may be made by regular payroll deductions or in any other way approved by the Committee. Supplement C Participant contributions deducted by an Employer shall be paid by such Employer to the Trustee.


          C-7. Withdrawal of Contributions. A Supplement C Participant may elect to withdraw all or any portion of the contributions made under this Supplement C and then credited to his Supplement C account, provided that no withdrawal under this Paragraph C-7 shall be for less than $200, unless approved by the Committee. Each election by a Participant under this paragraph C-7 shall be permitted only at such time, in such manner, and in accordance with such rules as the Committee shall establish.


          C-8. Investment of Contributions. Contributions under this Supplement C normally will be invested in the Guaranteed Fund. However, a Supplement C Participant may elect to have all or a portion of his contributions under this Supplement C invested in one or more of the other Investment Funds (other than the Employer Stock Fund). Subject to the foregoing limitations of this paragraph, a Supplement C Participant may also elect that all or a part of his interest in an Investment Fund shall be liquidated and the proceeds thereof transferred to one or more of the other Investment Funds. Each election by a Participant under this paragraph C-8 shall be permitted only at such time, in such manner, and in accordance with such rules as the Committee shall establish.


          C-9. Accounting. If a Supplement C Participant elects to make contributions, the Committee shall maintain a "Supplement C account" in his name which will reflect his contributions under this Supplement C and the income, losses, appreciation and depreciation attributable thereto. As of each valuation date, the Committee shall:

          (a) First, charge to each Supplement C account all payments or distributions made from such account since the last preceding valuation date that have not been charged previously;

          (b) Next, credit each Supplement C account with its pro rata share of any increase or charge such account with its pro rata share of any decrease in the value of the "adjusted net worth" of each Investment Fund in which it has an interest as of that date; and

          (c) Finally, credit each Supplement C Participant's contributions made since the last preceding valuation date to his Supplement C account.

Contributions not yet allocated to Supplement C accounts will be excluded in determining the adjusted net worth of an Investment Fund.


          C-10. Vesting. The right of a Supplement C Participant to the balance in his Supplement C account, as adjusted under paragraph C-9 above, shall be nonforfeitable at all times.


          C-11. Transfer of Accounts. If a Supplement C Participant becomes a Participant in the Plan, he shall cease to be a Supplement C Participant, and the balance in his Supplement C account shall be transferred to the account maintained in his name under the Plan and thereafter shall be held and distributed in accordance with the terms of the Plan.


          C-12. Distribution. If a Supplement C Participant should terminate employment with all of the Employers for any reason before he becomes a Participant in the Plan, the balance in his Supplement C account shall be paid to him, or in the event of his death to his beneficiary, in a lump sum.


          C-13. Use of Terms. All terms and provisions of the Plan shall apply to this Supplement C, except that where the terms and provisions of the Plan and this Supplement C conflict, the terms and provisions of this Supplement C shall govern.

                                 SUPPLEMENT D
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                              Deductible Deposits
                              -------------------



          D-1. Purpose. The purpose of this Supplement D is to allow certain Employees of the Employers to make deductible employee contributions ("deposits") under this Supplement D. All deposits made under this Supplement D will be treated as "qualified voluntary employee contributions" under Section 219 of the Internal Revenue Code of 1954. Voluntary contributions made under
Section 3 or Supplement C of the Plan may not be treated as qualified voluntary employee contributions.


          D-2. Effective Date. The effective date of this Supplement D is January 1, 1982.


          D-3. Participation. Each Employee of an Employer shall become a Participant in this Supplement D (a "Supplement D Participant") on the date as of which he becomes either a Participant in the Plan or a Supplement C Participant, but not prior to January 1, 1982.


          D-4. Amount of Deposits. Under the terms stated below, and subject to any limitations contained in the Plan or this Supplement D, a Supplement D Participant, if he so desires, may elect to make deposits under this Supplement D for any calendar year, beginning with the later of the calendar year ending December 31, 1982 or the calendar year in which he becomes a Supplement D Participant, in an amount not more than the lesser of: (a) $2,000, or (b) 100% of his compensation (whether or not earned as a Supplement D Participant) for that year. Each such election by a Supplement D Participant under this paragraph D-4 must be in writing and filed with his Employer at such time and in such way as the Committee determines, but not later than the end of the calendar year for which such deposits are to be made. A Supplement D Participant may not make deposits under this Supplement D for any calendar year ending after the earlier of (i) the date he attains age 70-1/2 years, or (ii) December 31, 1986.


          D-5. Deduction or Payment of Deposits. A Supplement D Participant's deposits must be made in cash by the end of the calendar year for which they are made. Such deposits may be made by regular payroll deductions or in any other way approved by the Committee. Supplement D Participant deposits deducted by an Employer shall be paid by such Employer to the Trustee.


          D-6. Variation, Discontinuance and Resumption of Deposits. A Supplement D Participant may elect to change his deposit rate (but not retroactively) within the limits specified in paragraph D-4 above, to discontinue making deposits or to resume deposits. Each such election shall be made at such time, in such manner, and in accordance with such rules as the Committee shall establish.


          D-7. Investment of Deposits. Deposits under this Supplement D normally will be invested in the Guaranteed Fund. However, a Supplement D Participant may elect to have all or a portion of his deposits under this Supplement D invested in one or more of the other Investment Funds (other than the Employer Stock Fund). Subject to the foregoing limitations of this paragraph, a Supplement D Participant may also elect that all or a part of his interest in an Investment Fund shall be liquidated and the proceeds thereof transferred to one or more of the other Investment Funds. Each election by a Participant under this paragraph D-7 shall be permitted only at such time, in such manner, and in accordance with such rules as the Committee shall establish.

          D-8. Accounting. If a Supplement D Participant elects to make deposits, the Committee shall maintain a "Supplement D account" in his name which will reflect his deposits under this Supplement D and the income, losses, appreciation and depreciation attributable thereto. As of each valuation date, the Committee shall:

          (a) First, charge to each Supplement D account all payments or distributions made from such account since the last preceding valuation date that have not been charged previously;

          (b) Next, credit each Supplement D account with its pro rata share of any increase or charge such account with its pro rata share of any decrease in the value of the "adjusted net worth" of each Investment Fund in which it has an interest as of that date; and

          (c) Finally, credit each Supplement D Participant's deposits made since the last preceding valuation date to his Supplement D account.

Deposits not yet allocated to Supplement D accounts will be excluded in determining the adjusted net worth of an Investment Fund.


          D-9. Vesting. The right of a Supplement D Participant to the balance in his Supplement D account, as adjusted under paragraph D-8 above, shall be nonforfeitable at all times.


          D-10. Withdrawal of Deposits. If the Committee so provides, a Supplement D Participant may elect to withdraw all or any portion of the amount then credited to his Supplement D account. Each election by a Participant under this paragraph D-10 shall be permitted only at such time, in such manner, and in accordance with such rules as the Committee shall establish. Any amounts withdrawn by a Participant from his Supplement D account shall be treated as a distribution of his "accumulated deductible employee contributions" under
Section 72 of the Internal Revenue Code of 1954.


          D-11. Loans. The balance in a Participant's Supplement D account shall be excluded for purposes of determining the amount of any loan which may be made to the Participant under subsection 7.6 of the Plan.


          D-12. Distribution. As soon as practicable after December 31, 1987, the balance in each Participant's Supplement D account (after all adjustments required under paragraph D-8 as of that date have been made) will be distributed to him by one of the following methods:

          (a)  By a lump sum payment.

          (b) By transfer to an individual retirement account established by the Participant at the Bank.

A Supplement D Participant may elect the method of distributing his benefits under this paragraph D-12; provided that if a Participant fails to make such an election within the time prescribed by the Committee, his Supplement D account shall be distributed under subparagraph (a) above.


          D-13. Use of Terms. All terms and provisions of the Plan shall apply to this Supplement D, except that where the terms and provisions of the Plan and this Supplement D conflict, the terms and provisions of this Supplement D shall govern.

                                 SUPPLEMENT E
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                          Adoption by Argo State Bank
                          ---------------------------



          E-1. On July 31, 1982 (the "Closing Date"), Harris Bankcorp, Inc. acquired 100% of the voting shares of Argo State Bank ("Argo"). Effective as of the Closing Date, Argo adopted Employees' Savings and Profit Sharing Plan of Harris Trust and Savings Bank and Affiliated Companies (the "Harris Plan") for the benefit of its eligible employees and became a party to Employees' Savings and Profit Sharing Trust Fund of Harris Trust and Savings Bank and Affiliated Companies as an employer thereunder. Prior to the Closing Date, Argo was an employer under a savings plan (the "Argo Plan") for the benefit of certain of its eligible employees.


          E-2. Salaried employees of Argo on the Closing Date who, immediately prior to that date, were covered under the Argo Plan will become Participants in the Harris Plan effective as of the Closing Date. Other salaried employees of Argo on the Closing Date will become Participants in the Harris Plan on the earlier of the date they satisfy the eligibility requirements of the Harris Plan or the date they would have satisfied the eligibility requirements of the Argo Plan. Employees hired by Argo after the Closing Date will become Participants in the Harris Plan on the date they satisfy the eligibility requirements of the Harris Plan.


          E-3. The last continuous period of employment of an employee with Argo prior to the Closing Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan.

          E-4. All provisions of the Harris Plan, to the extent that they are consistent with the provisions of this Supplement, shall apply to employees of Argo covered under the Harris Plan. Unless the context clearly implies or indicates the contrary, a word, term or phrase used in the Harris Plan is similarly used or defined in this Supplement.

                                 SUPPLEMENT F
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


               Adoption by Roselle State Bank and Trust Company
               ------------------------------------------------



          F-1. Introduction. Effective as of January 1, 1983, Roselle State Bank and Trust Company ("Roselle") adopted Employees' Savings and Profit Sharing Plan of Harris Trust and Savings Bank and Affiliated Companies (the "Harris Plan") as an amendment, restatement and continuation of the profit sharing plan (the "Roselle Plan") incorporated in Roselle State Bank and Trust Company Profit Sharing Plan and Trust (the "Roselle Trust"). The Roselle Trust is being merged into and continued in the form of Employees' Savings and Profit Sharing Trust Fund of Harris Trust and Savings Bank and Affiliated Companies.


          F-2. Participation in the Harris Plan. Employees of Roselle on December 31, 1982 who were covered under the Roselle Plan on that date will become Participants in the Harris Plan effective as of January 1, 1983. Other employees of Roselle will become Participants in the Harris Plan on the date they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with Roselle prior to January 1, 1983 shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan.


          F-3. Employer Contributions by Roselle. Notwithstanding the provisions of subsection 4.3 of the Harris Plan, for each calendar year for which Roselle has been designated as a Separate Employer pursuant to Section 17 or subsection 4.1 of the Harris Plan, Roselle will contribute to the Harris Plan such amount, if any, as shall be determined by the Board of

Directors of Roselle. The provisions of this paragraph F-3 shall cease to be effective after December 31, 1994.


          F-4. Accounts. The Committee shall establish a separate account under the Harris Plan in the name of each participant in the Roselle Plan whose interest thereunder is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.


          F-5. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement F, except that where the terms and provisions of the Harris Plan and this Supplement F conflict, the terms and provisions of this Supplement F shall govern.

                                 SUPPLEMENT G
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                 Adoption by Harris Trust Company of New York
                 --------------------------------------------



          G-1. Introduction. On or about September 30, 1983, Harris Trust Company of New York ("HTCNY") acquired the Shareholder Services operations of Chemical Bank ("Chemical"), and certain employees of Chemical ("Transferred Employees") transferred to employment with HTCNY. Effective as of January 3, 1984, HTCNY adopted Employees' Savings and Profit Sharing Plan of Harris Trust and Savings Bank and Affiliated Companies (the "Harris Profit Sharing Plan") for the benefit of its eligible employees and became a party to Employees' Savings and Profit Sharing Trust Fund of Harris Trust and Savings Bank and Affiliated Companies as an Employer thereunder. Prior to their employment by HTCNY, certain Transferred Employees were covered under Profit Sharing Plan of Chemical Bank and Certain Affiliates (the "Chemical Profit Sharing Plan").


          G-2. Participation in the Harris Profit Sharing Plan. Transferred Employees who were covered under the Chemical Profit Sharing Plan immediately prior to their employment with HTCNY will become Participants in the Harris Profit Sharing Plan effective as of the date of their employment by HTCNY.
Other Transferred Employees will become Participants in the Harris Profit Sharing Plan upon the completion of three years of credited service. A Transferred Employee's last continuous period of employment with Chemical prior to his employment by HTCNY shall be included in his credited service. Other employees hired by HTCNY will become participants in the Harris Profit Sharing Plan when they satisfy the eligibility requirements of the Harris Profit Sharing Plan.

          G-3. Use of Terms. All terms and provisions of the Harris Profit Sharing Plan shall apply to this Supplement G, except that where the terms and provisions of the Harris Profit Sharing Plan and this Supplement G conflict, the terms and provisions of this Supplement G shall govern.

                                 SUPPLEMENT H
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                         Adoption by Bank of Montreal
                         ----------------------------



          H-1. Introduction. Effective as of September 4, 1984, Harris Bankcorp, Inc. became a wholly owned subsidiary of Bank of Montreal ("BMO"). Effective as of July 1, 1985, BMO adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan") for the benefit of certain of its United States employees ("eligible BMO employees") and became a party to Employees' Savings and Profit Sharing Trust Fund of Bank of Montreal/Harris as an Employer thereunder.


          H-2. Participation in the Harris Plan. Each eligible BMO employee shall become a Participant in the Harris Plan on the first day of the month, beginning July 1, 1985, coincident with or next following the date he satisfies the eligibility requirements of the Harris Plan. Employment with BMO prior to July 1, 1985 shall be included in an eligible BMO employee's credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan, and all such employment (whether or not continuous) shall be taken into account in the case of an employee who was employed by BMO on June 30, 1985.


          H-3. Employer Contributions by BMO. Notwithstanding the provisions of subsection 4.3 of the Harris Plan, for each calendar year for which BMO has been designated as a Separate Employer pursuant to Section 17 or subsection 4.1 of the Harris plan, BMO will contribute to the Harris Plan such amount, if any, as shall be determined by BMO. The provisions of this paragraph H-3 shall cease to be effective after December 31, 1994.

          H-4. Accounts. Certain eligible BMO employees are Members in Bank of Montreal U.S. Pension Plan (the "BMO Plan"). The Committee shall establish a separate account under the Harris Plan in the name of each Member in the BMO Plan whose Accumulated Contributions thereunder (as defined in Section 10.05 of the BMO Plan) are transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.


          H-5. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement H, except that where the terms and provisions of the Harris Plan and this Supplement H conflict, the terms and provisions of this Supplement H shall govern.

                                 SUPPLEMENT I
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                        Coverage of Former Employees of
                        -------------------------------
                         National Westminster Bank USA
                         -----------------------------



          I-1. Introduction. On or about January 18, 1985, Harris Trust Company of New York ("HTCNY") acquired the Shareholder Services operations of National Westminster Bank USA ("Westminster"), and certain employees of Westminster ("Transferred Employees") transferred to employment with HTCNY. HTCNY has adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan") for the benefit of its eligible employees. Prior to their employment by HTCNY, certain Transferred Employees were covered under Westminster Savings Plan (the "Westminster Plan").


          I-2. Participation in the Harris Plan. Transferred Employees who were covered under the Westminster Plan immediately prior to their employment with HTCNY will become Participants in the Harris Plan effective as of the date of their employment by HTCNY. Other Transferred Employees will become Participants in the Harris Plan upon the completion of three years of credited service. A Transferred Employee's last continuous period of employment with Westminster prior to his employment by HTCNY shall be included in this credited service.


          I-3. Accounts. The Committee shall establish a separate account under the Harris Plan in the name of each Transferred Employee whose interest under the Westminster Plan is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.

          I-4. Use of Terms. All terms and provisions of the Harris plan shall apply to this Supplement I, except that where the terms and provisions of the Harris Plan and this Supplement I conflict, the terms and provisions of this Supplement I shall govern.

                                 SUPPLEMENT J
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                Adoption by Derivitive Markets Management, Inc.
                -----------------------------------------------



          J-1. Introduction. Effective as of March 20, 1986, Derivitive Markets Management, Inc. ("DMM") adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan") for the benefit of its eligible employees and became a party to Employees' Savings and Profit Sharing Trust Fund of Bank of Montreal/Harris as an Employer thereunder.


          J-2. Employer Contributions by DMM. Notwithstanding the provisions of subsection 4.3 of the Harris Plan, for each calendar year for which DMM has been designated as a Separate Employer pursuant to Section 17 or subsection 4.1 of the Harris Plan, DMM will contribute to the Harris Plan such amount, if any, as shall be determined by DMM.


          J-3. The chief executive officer of DMM will not participate in DMM contributions under the Harris Plan.


          J-4. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement J, except that where the terms and provisions of the Harris Plan and this Supplement J conflict, the terms and provisions of this Supplement J shall govern. This Supplement J shall cease to be effective after December 31, 1994.

                                 SUPPLEMENT K
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                    Adoption by Harris Bank Wilmette, N.A.
                    --------------------------------------



          K-1. Introduction. As of January 1, 1987 (the "Effective Date"), Harris Bank Wilmette, N.A. ("Wilmette") adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan") as an amendment, restatement and continuation of First National Bank of Wilmette Profit Sharing Retirement Plan (the "Wilmette Plan"). First National Bank of Wilmette Profit Sharing Retirement Trust is being merged into and continued in the form of Employees' Savings and Profit Sharing Trust Fund of Bank of Montreal/Harris.


          K-2. Participation in the Harris Plan. Employees of Wilmette on the Effective Date who, immediately prior to that date, were covered under the Wilmette Plan will become Participants in the Harris Plan on the Effective Date. Other employees of Wilmette on the Effective Date will become Participants in the Harris Plan on the earlier of the date they satisfy the eligibility requirements of the Harris Plan or the date they would have satisfied the eligibility requirements of the Wilmette Plan. Employees hired by Wilmette after the Effective Date will become Participants in the Harris Plan on the date they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with Wilmette prior to the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris plan.


          K-3. Employer Contributions by Wilmette. Notwithstanding the provisions of subsection 4.3 of the Harris Plan, for each calendar year for which Wilmette has been designated as a Separate Employer pursuant to Section 17 or subsection 4.1 of the Harris Plan, Wilmette will contribute to the Harris Plan such amount, if any, as shall be determined by the Board of Directors of Wilmette. The provisions of this paragraph K-3 shall cease to be effective after December 31, 1994.


          K-4. Accounts. The Committee shall establish a separate account under the Harris plan in the name of each participant in the Wilmette Plan whose interest thereunder is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.


          K-5. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement K, except that where the terms and provisions of the Harris Plan and this Supplement K conflict, the terms and provisions of this Supplement K shall govern.

                                 SUPPLEMENT L
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                        Coverage of Former Employees of
                        -------------------------------
                           Marine Midland Bank, N.A.
                           -------------------------



          L-1. Introduction. On or about September 20, 1985, Harris Trust Company of New York ("HTCNY") acquired the Shareholder Services operations of Marine Midland Bank, N.A. ("MMB"), and certain employees of MMB ("Transferred Employees') transferred to employment with HTCNY. HTCNY has adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/ Harris (the "Harris Plan") for the benefit of its eligible employees. Prior to their employment by HTCNY, certain Transferred Employees were covered under The Marine Midland Thrift Incentive Plan (the "MMB Savings Plan").


          L-2. Participation in the Harris Plan. Transferred Employees who were covered under the MMB Savings Plan immediately prior to their employment with HTCNY will become Participants in the Harris Plan effective as of the date of their employment by HTCNY. Other Transferred Employees will become Participants in the Harris Plan upon the completion of three years of credited service. A Transferred Employee's last continuous period of employment with MMB prior to his employment by HTCNY shall be included in his credited service.


          L-3. Accounts. The Committee shall establish a separate account under the Harris Plan in the name of each Transferred Employee whose interest under the MMB Savings Plan is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.

          L-4. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement L, except that where the terms and provisions of the Harris Plan and this Supplement L conflict, the terms and provisions of this Supplement L shall govern.

                                 SUPPLEMENT M
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                   Adoption by Harris Bank Barrington, N.A.
                   ----------------------------------------



          M-1. Introduction. As of January 1, 1989 (the "Effective Date"), Harris Bank Barrington, N.A. ("Barrington") adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan") as an amendment, restatement and continuation of First Retirement Estates Plan of Harris Bank Barrington (the "Barrington Plan"). First Retirement Estates of Harris Bank Barrington is being merged into and continued in the form of Employees' Savings and Profit Sharing Trust Fund of Bank of Montreal/Harris.


          M-2. Participation in the Harris Plan. Employees of Barrington on the Effective Date who, immediately prior to that date, were covered under the Barrington Plan will become Participants in the Harris Plan on the Effective Date. Other employees of Barrington will become Participants in the Harris Plan on the date they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with Barrington prior to the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan.


          M-3. Allocation of Employer Contributions. Notwithstanding the provisions of subsection 3.7 of the Harris Plan, an employee of Barrington on the Effective Date will be entitled to share in Employer contributions after he has completed one year of credited service.

          M-4. Accounts. The Committee shall establish a separate account under the Harris Plan in the name of each participant in the Barrington Plan whose interest thereunder is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.


          M-5. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement M, except that where the terms and provisions of the Harris Plan and this Supplement M conflict, the terms and provisions of this Supplement M shall govern.

                                 SUPPLEMENT N
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                     Adoption by Harris Bank Libertyville
                     ------------------------------------



          N-1. Introduction. As of July 1, 1990 (the "Effective Date"), Harris Bank Libertyville ("Libertyville") adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan").

          N-2. Participation in the Harris Plan. Employees of Libertyville will become Participants in the Harris Plan on the first day of the month, beginning with the Effective Date, on which they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with Libertyville prior to the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan.

          N-3. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement N, except that where the terms and provisions of the Harris Plan and this Supplement N conflict, the terms and provisions of this Supplement N shall govern.

                                 SUPPLEMENT O
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                    Adoption by Harris Bank Hinsdale, N.A.
                    --------------------------------------



          O-1. Introduction. As of July 1, 1992 (the "Effective Date"), Harris Bank Hinsdale, N.A. ("Hinsdale") adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan"). Prior to the Effective Date, certain Hinsdale employees were covered under a profit sharing plan maintained by Hinsdale (the "Hinsdale Plan"). The Hinsdale Plan was terminated effective October 31, 1991 (the "Termination Date"), and certain accounts of participants in the Hinsdale Plan are being transferred to the Harris Plan.

          O-2. Participation in the Harris Plan. Employees of Hinsdale who were hired on or before the Termination Date will become Participants in the Harris Plan on the Effective Date. Employees hired by Hinsdale after the Termination Date will become Participants in the Harris Plan on the date they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with Hinsdale prior to the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan.

          O-3. Allocation of Employer Contributions. Notwithstanding the provisions of subsection 7.5 of the Harris Plan, an employee of Hinsdale who became a Participant in the Harris Plan on the Effective Date will be entitled to share in Employer contributions based on: (a) his compensation on and after January 1, 1992 if he was or would have become a participant in the Hinsdale Plan on or before January 1, 1992; and (b) his compensation on and after the Effective Date if he would have become a participant in the Hinsdale plan after January 1, 1992.

          O-4. Accounts. The Committee shall establish a separate account under the Harris Plan in the name of each participant in the Hinsdale Plan whose interest thereunder is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.

          O-5. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement O, except that where the terms and provisions of the Harris Plan and this Supplement O conflict, the terms and provisions of this Supplement O shall govern.

                                 SUPPLEMENT P
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                     Adoption by Harris Bank Batavia, N.A.
                     -------------------------------------



          P-1. Introduction. As of January 1, 1989 (the "Effective Date"), Harris Bank Batavia, N.A. ("Batavia") adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan") as an amendment, restatement and continuation of The First National Bank of Batavia Profit Sharing Plan (the "Batavia Plan").

          P-2. Participation in the Harris Plan. Employees of Batavia on the Effective Date who, immediately prior to that date, were covered under the Batavia Plan will become Participants in the Harris Plan on the Effective Date. Other employees of Batavia will become Participants in the Harris Plan on the date they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with Batavia prior to the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan.

          P-3. Accounts. The Committee shall establish a separate account under the Harris Plan in the name of each participant in the Batavia Plan whose interest thereunder is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.

          P-4. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement P, except that where the terms and provisions of the Harris Plan and this Supplement P conflict, the terms and provisions of this Supplement P shall govern.

                                 SUPPLEMENT Q
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                       Adoption by Harris Bank Frankfort
                       ---------------------------------



          Q-1. Introduction. As of October 1, 1990 (the "Effective Date"), Harris Bank Frankfort ("Frankfort") adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/ Harris (the "Harris Plan").

          Q-2. Participation in the Harris Plan. Employees of Frankfort will become Participants in the Harris Plan on the first day of the month, beginning with the Effective Date, on which they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with Frankfort prior to the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan.

          Q-3. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement Q, except that where the terms and provisions of the Harris Plan and this Supplement Q conflict, the terms and provisions of this Supplement Q shall govern.

                                 SUPPLEMENT R
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                      Adoption by Harris Bank Naperville
                      ----------------------------------



          R-1. Introduction. As of January 1, 1994 (the "Effective Date"), Harris Bank Naperville ("Naperville") is adopting Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan") as an amendment, restatement and continuation of the profit sharing plan maintained by Naperville (the "Naperville Plan"), and the trust forming a part of the Naperville Plan is being merged into and continued in the form of Employees' Savings and Profit Sharing Trust Fund of Bank of Montreal/Harris.

          R-2. Participation in the Harris Plan. Salaried and regular hourly employees of Naperville on November 15, 1993 will become Participants in the Harris Plan on the Effective Date. Other employees of Naperville will become Participants in the Harris Plan on the date they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with Naperville prior to the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan; provided that salaried and regular hourly employees of Naperville on November 15, 1993 will be deemed to have completed two years of credited service on the Effective Date for purposes of subsection
3.7 of the Harris Plan.

          R-3. Accounts. The Committee shall establish a separate account under the Harris Plan in the name of each participant in the Naperville Plan whose interest thereunder is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.

          R-4. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement R, except that where the terms and provisions of the Harris Plan and this Supplement R conflict, the terms and provisions of this Supplement R shall govern.

                                 SUPPLEMENT S
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                      Adoption by Harris Bank St. Charles
                      -----------------------------------



          S-1. Introduction. As of January 1, 1994 (the "Effective Date"), Harris Bank St. Charles ("St. Charles") is adopting Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan") as an amendment, restatement and continuation of the profit sharing plan maintained by St. Charles (the "St. Charles Plan"), and the trust forming a part of the St. Charles Plan is being merged into and continued in the form of Employees' Savings and Profit Sharing Trust Fund of Bank of Montreal/Harris.

          S-2. Participation in the Harris Plan. Salaried and regular hourly employees of St. Charles on November 15, 1993 will become Participants in the Harris Plan on the Effective Date. Other employees of St. Charles will become Participants in the Harris Plan on the date they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with St. Charles prior to the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan; provided that salaried and regular hourly employees of St. Charles on November 15, 1993 will be deemed to have completed two years of credited service on the Effective Date for purposes of subsection
3.7 of the Harris Plan.

          S-3. Accounts. The Committee shall establish a separate account under the Harris Plan in the name of each participant in the St. Charles Plan whose interest thereunder is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.

          S-4. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement S, except that where the terms and provisions of the Harris Plan and this Supplement S conflict, the terms and provisions of this Supplement S shall govern.

                                 SUPPLEMENT T
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                    Adoption by Harris Bank Winnetka, N.A.
                    --------------------------------------



          T-1. Introduction. As of January 1, 1994 (the "Effective Date"), Harris Bank Winnetka, N.A. ("Winnetka") is adopting Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan") as an amendment, restatement and continuation of the profit sharing plan maintained by Winnetka (the "Winnetka Plan"), and the trust forming a part of the Winnetka Plan is being merged into and continued in the form of Employees' Savings and Profit Sharing Trust Fund of Bank of Montreal/Harris.

          T-2. Participation in the Harris Plan. Salaried and regular hourly employees of Winnetka on November 15, 1993 will become Participants in the Harris Plan on the Effective Date; provided that Byron A. Warnes shall not be a Participant in the Harris Plan. Other employees of Winnetka will become Participants in the Harris Plan on the date they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with Winnetka prior to the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan; provided that salaried and regular hourly employees of Winnetka on November 15, 1993 will be deemed to have completed two years of credited service on the Effective Date for purposes of subsection 3.7 of the Harris Plan.

          T-3. Accounts. The Committee shall establish a separate account under the Harris Plan in the name of each participant in the Winnetka Plan whose interest thereunder is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.

          T-4. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement T, except that where the terms and provisions of the Harris Plan and this Supplement T conflict, the terms and provisions of this Supplement T shall govern.

                                 SUPPLEMENT U
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


               Adoption by Harris Bank Glencoe-Northbrook, N.A.
               ------------------------------------------------



          U-1. Introduction. As of January 1, 1994 (the "Effective Date"), Harris Bank Glencoe-Northbrook, N.A. ("Glencoe") is adopting Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan") as an amendment, restatement and continuation of the profit sharing plan maintained by Glencoe (the "Glencoe Plan"), and the trust forming a part of the Glencoe Plan is being merged into and continued in the form of Employees' Savings and Profit Sharing Trust Fund of Bank of Montreal/Harris.

          U-2. Participation in the Harris Plan. Salaried and regular hourly employees of Glencoe on November 15, 1993 will become Participants in the Harris Plan on the Effective Date. Other employees of Glencoe will become Participants in the Harris Plan on the date they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with Glencoe prior to the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan; provided that salaried and regular hourly employees of Glencoe on November 15, 1993 will be deemed to have completed two years of credited service on the Effective Date for purposes of subsection 3.7 of the Harris Plan.

          U-3. Accounts. The Committee shall establish a separate account under the Harris Plan in the name of each participant in the Glencoe Plan whose interest thereunder is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.

          U-4. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement U, except that where the terms and provisions of the Harris Plan and this Supplement U conflict, the terms and provisions of this Supplement U shall govern.

                                 SUPPLEMENT V
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


              Adoption by Harris Nesbitt Thomson Securities Inc.
              --------------------------------------------------



          V-1. Introduction. As of April 1, 1992 (the "Effective Date"), Harris Nesbitt Thomson Securities Inc. ("Nesbitt Thomson") adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris (the "Harris Plan") for the benefit of its employees who are residents of and employed in the United States of America ("U.S. employees").

          V-2. Participation in the Harris Plan. U.S. Employees of Nesbitt Thomson will become Participants in the Harris Plan on the first day of the month, beginning with the Effective Date, on which they satisfy the eligibility requirements of the Harris Plan. Employment of a U.S. employee with Nesbitt Thomson on and after the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan.

          V-3. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement V, except that where the terms and provisions of the Harris Plan and this Supplement V conflict, the terms and provisions of this Supplement V shall govern.

                                 SUPPLEMENT W
                                 ------------
                                      TO
                                      --
                  EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                  ------------------------------------------
                                      OF
                                      --
                            BANK OF MONTREAL/HARRIS
                            -----------------------


                          Adoption by Suburban Banks
                          --------------------------



          W-1. Introduction. Effective as of January 1, 1995 (the "Effective Date"), Harris Bank Palatine N.A., Harris Bank Oakbrook Terrace, Harris Bank Arlington Meadows, Harris Bank Bartlett, Harris Bank Hoffman-Schaumburg, Harris Bank Aurora, N.A., Suburban Bank of Barrington, Harris Bank Elk Grove, N.A., Harris Bank Marengo, Harris Bank Cary-Grove, Harris Bank Westchester, Harris Bank Huntley and Harris Bank Woodstock (collectively referred to below as the "Suburban Banks" and sometimes individually as a "Suburban Bank") have adopted Employees' Savings and Profit Sharing Plan of Bank of Montreal/ Harris (the "Harris Plan") as an amendment, restatement and continuation of the profit sharing plan maintained by the Suburban Banks (the "Suburban Plan"), and the trust forming a part of the Suburban Plan was merged into and continued in the form of Employees' Savings and Profit Sharing Trust Fund of Bank of Montreal/Harris, effective July 1, 1995.

          W-2. Participation in the Harris Plan. Salaried and regular hourly employees of the Suburban Banks on December 31, 1994 will become participants in the Harris Plan on the Effective Date. Other employees of the Suburban Banks will become participants in the Harris Plan on the date they satisfy the eligibility requirements of the Harris Plan. The last continuous period of employment of an employee with the Suburban Banks prior to the Effective Date shall be included in his credited service for purposes of determining when he satisfies the eligibility requirements of the Harris Plan; provided that salaried and regular hourly employees of the Suburban Banks on December 31, 1994 will be deemed to have completed two years of credited service on the Effective Date for purposes of subsection 3.7 of the Harris Plan.

          W-3. Accounts. The Committee shall establish a separate account under the Harris Plan in the name of each participant in the Suburban Plan whose interest thereunder is transferred to the Harris Plan, with an opening balance equal to the amount transferred to the Harris Plan on his behalf.

          W-4. Use of Terms. All terms and provisions of the Harris Plan shall apply to this Supplement W, except that where the terms and provisions of the Harris Plan and this Supplement W conflict, the terms and provisions of this Supplement W shall govern.

                                      W-2